                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

       JOINT PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrants /x/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /x/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                 FRITZ COMPANIES, INC./INTERTRANS CORPORATION
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             (Name of Registrants as Specified in their Charters)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     /x/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         $90,730.00
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     (2) Form, Schedule or Registration Statement No.:

         Form S-4          Registration Statement No. 033-57961
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     (3) Filing Party:

                 Fritz Companies, Inc./Intertrans Corporation
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     (4) Date Filed:

                 March 6, 1995
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

                  JOINT PROXY STATEMENT/PROSPECTUS SUPPLEMENT
                                     TO THE
             JOINT PROXY STATEMENT/PROSPECTUS DATED APRIL 25, 1995

            JOINT PROXY STATEMENT                               PROSPECTUS

            INTERTRANS CORPORATION                        FRITZ COMPANIES, INC.
            ---------------------                         ---------------------

        Annual Meeting of Shareholders                        Common Stock,
          to be held on May 30, 1995                     Par Value $.01 Per Share
            ---------------------

            FRITZ COMPANIES, INC.
            ---------------------

        Annual Meeting of Stockholders
          to be held on May 30, 1995

                             ---------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As discussed on page 100 of the Joint Proxy Statement/Prospectus dated April 25, 1995, which has been previously delivered to you, the following table provides updated information as of April 10, 1995, as to the ownership of Intertrans Common Stock by each person known by Intertrans to be the beneficial owner of 5% or more of the Intertrans Common Stock.

                                                               AMOUNT AND NATURE
                       NAME AND ADDRESS OF                       OF BENEFICIAL       PERCENT OF
                        BENEFICIAL OWNER                         OWNERSHIP(1)          CLASS
    ---------------------------------------------------------  -----------------     ----------
    FMR Corp.(2).............................................      1,478,400            13.0%
    Luther King Capital Management Corporation(3)............        791,950             6.9%
    Quest Advisory Corp.(4)..................................        578,900             5.1%

- ---------------

(1) Except as otherwise indicated, (a) none of the shares in this table or referred to in the notes hereto are shares of which the persons named in this table have the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) promulgated under the Exchange Act, and (b) each person named in this table possesses sole voting and investment power with respect to the shares shown as owned by such person.

(2) Includes shares owned by FMR Corp.'s subsidiaries, Fidelity Management and Research Company and Fidelity Management Trust Company.

(3) Based on Schedule 13G filed by Luther King Capital Management Corporation on February 9, 1995.

(4) Includes 29,800 shares owned by Quest Management Company. Charles M. Royce, a controlling person of Quest Advisory Corp. and Quest Management Company, may be deemed to be the beneficial owner of the shares held by them.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Joint Proxy Statement/Prospectus dated April 25, 1995.

     ENCLOSED IS A PROXY CARD RELATING TO THE ACTIONS TO BE TAKEN AT THE ANNUAL MEETING. IN THE EVENT THAT YOU HAVE PREVIOUSLY PROVIDED YOUR PROXY AND WISH TO CHANGE YOUR VOTE IN ANY RESPECT, PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

 The date of this Joint Proxy Statement/Prospectus Supplement is May 10, 1995.